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                                                          EXHIBIT 23.14


                         Consent of Independent Auditors


The Board of Directors
ILEX Systems, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                 /s/ KPMG LLP


Mountain View, California
February 3, 1999